SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                            PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported): SEPTEMBER 12, 2003
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                             GLOBESPANVIRATA, INC.
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                            000-26401               75-2658218
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(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)


100 SCHULZ DRIVE
RED BANK, NEW JERSEY                                            07701
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (732) 345-7500
                                                     --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events

          On September 12, 2003, GlobespanVirata, Inc. (the "Company") issued a press release announcing changes to its board of directors. The Company announced that Dr. Bami Bastani, Steven J. Bilodeau and Garry K. McGuire have joined its board and that it has accepted the resignations of James Coulter and Dr. Hermann Hauser. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         Exhibit
         No.               Description
         -------           -----------

         99.1              Press Release dated September 12, 2003.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GLOBESPANVIRATA, INC.


                                    By: /s/ Michael Otner
                                       ----------------------------------
                                    Name:  Michael Otner
                                    Title: General Counsel and Secretary

Date: September 12, 2003

                                  EXHIBIT INDEX


         Exhibit
         No.               Description
         -------           -----------

         99.1              Press Release dated September 12, 2003.